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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  March 3, 2003






                          COLUMBIA BANKING SYSTEM, INC.
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             (Exact name of registrant as specified in its charter)



                                   WASHINGTON
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                 (State or other jurisdiction of incorporation)


        0-20288                                            91-1422237
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(Commission File Number)                        IRS Employer Identification No.



                                  1301 A Street
                                Tacoma, WA 98402
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               (Address of principal executive offices) (zip code)



       Registrant's telephone number, including area code: (253) 305-1900


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ITEM 5.  OTHER EVENTS


         On March 3, 2003, we issued a press release announcing that Frederick
M. Goldberg had been appointed a director of Columbia Bank and its parent company, Columbia Banking System, Inc. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.







ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial statements. - not applicable

         (b)  Pro forma financial information. - not applicable

         (c)  Exhibits.

               99.1 Press Release dated March 3, 2003 announcing appointment of Frederick M. Goldberg as a director of Columbia Bank and Columbia Banking System, Inc.















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:  March 6, 2003                    COLUMBIA BANKING SYSTEM, INC.



                                                  By: /s/ Melanie J. Dressel
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                                                      Melanie J. Dressel
                                                      President and
                                                      Chief Executive Officer























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